MASSMUTUAL FUNDS
MassMutual Total Return Bond Fund
MassMutual Strategic Bond Fund
(the “Funds”)
Supplement dated November 14, 2023 to the
Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective January 1, 2024, the following information will replace similar information found on page 153 in the section Taxation and Distributions, subject to approval by the Funds’ Board of Trustees, which is expected to occur in December 2023.
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute at least annually substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund other than the Total Return Bond Fund and Strategic Bond Fund, distributions, if any, are declared and paid at least annually. For the Total Return Bond Fund and Strategic Bond Fund, except with respect to any capital gains, each Fund intends to declare a dividend daily and to pay out any dividends to shareholders at least monthly. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-23-05

MASSMUTUAL FUNDS
MassMutual Total Return Bond Fund
MassMutual Strategic Bond Fund
(the “Funds”)
Supplement dated November 14, 2023 to the
Statement of Additional Information dated February 1, 2023, as Revised on February 7, 2023
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective January 1, 2024, the following information will replace similar information beginning on page B-110 in the section Taxation, subject to approval by the Funds’ Board of Trustees, which is expected to occur in December 2023.
Each Fund other than the Total Return Bond Fund and Strategic Bond Fund intends to distribute at least annually, and each of the Total Return Bond Fund and Strategic Bond Fund intends to declare a dividend daily and to pay out any dividends at least monthly, to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). Each Fund intends to distribute at least annually net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-23-05